ACQUISITION	12 Months Ended
Dec. 31, 2014
ACQUISITION
ACQUISITION

3. ACQUISITION

Acquisition of Projects 16

           On April 17, 2012, the Company entered into a purchase agreement with a group of sellers ("Seller") under which the Company acquired 97% of the common shares and non-voting tracking shares in 16 solar power projects, representing approximately 190-200 MW (DC) from Seller. Each of these projects was awarded a 20-year power purchase contract by the Ontario Power Authority. Fifteen of these contracts were issued under Ontario's FIT program, and one was issued as part of Ontario's Renewable Energy Standard Offer Program. The following table summarized the total consideration the Company paid as at the closing date.

Cash consideration	186,716,547
Fair value of the issuance of warrant, net of cash received	7,774,990

Total consideration paid	$194,491,537

           The Company has allocated the total consideration between the tangible assets and project assets on the consolidated balance sheets.

           As a part of the consideration, the Company issued a warrant (the "Warrant") which entitled the Seller to acquire 9.90% of the Company's outstanding common shares. The Warrant will not be exercisable until the expiry of one year from the closing date (June 15, 2012), and will expire on the fifth anniversary of the closing date. The exercise price of the warrant is $5.0. The exercise price is subject to standard anti-dilution adjustments.

           The fair market value of the Warrant was determined on the grant date through the binomial option pricing model using the following assumptions:

As of June 15, 2012
Risk free rate	1.76%
Volatility ratio	93.50%
Dividend yield	—

           In June 2013, the Seller exercised the Warrant in accordance with the terms contained therein.

           As the non-voting tracking shares issued by the solar power projects were still held by the Seller on the closing date, and 97% of them are redeemable by the Company upon satisfaction of certain conditions, the non-voting tracking shares are considered puttable equity instruments with a redemption feature that is not solely within the Company's control, and accordingly presented as redeemable non-controlling interests on the consolidated balance sheets.

Acquisition of SunEdison Projects

           On December 26, 2012, the Company acquired 100% interest in two utility-scale solar power projects in Ontario, Canada from SunEdison Power Canada Inc. ("SunEdison") with the total consideration of $20.5 million. The Company recorded them as project assets on the consolidated balance sheets. On February 8, 2013, the Company acquired 100% interest in a utility-scale solar power project in Ontario, Canada with a total capacity of approximately 10.5 MW (DC) from SunEdison with consideration of $8.8 million. On June 28, 2013, the Company acquired 100% interest in another utility-scale solar power project in Ontario, Canada with a total capacity of approximately 12 MW (DC) from SunEdison for consideration of $9.1million. The Company recorded them as project assets on the consolidated balance sheets. As of December 31, 2014, all of the SunEdison projects have been sold.